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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22359

Papp Investment Trust
(Exact name of registrant as specified in charter)

2201 E. Camelback Road, Suite 227B Phoenix, Arizona	45419
(Address of principal executive offices)	(Zip code)

Tina H. Bloom, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(602) 956-0980

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Papp Investment Trust Papp Small & Mid-Cap Growth Fund Semi-Annual Report May 31, 2016 (Unaudited) Investment Adviser L. Roy Papp & Associates, LLP Phoenix, AZ

PAPP SMALL & MID-CAP GROWTH FUND
LETTER TO SHAREHOLDERS	June 28, 2016

Dear Fellow Shareholder,

This report will summarize the results for The Papp Small & Mid-Cap Growth Fund (the “Fund”) for the six months ended May 31, 2016. Over this period, the financial markets experienced significant declines in January and February which we believe were the continuation of a normal correction that began in late July, August, and early September of 2015. Stocks hit low levels on January 20th, February 8th and February 11th. These market levels coincided with a dramatic decline in the price of oil to a low of $26.10 a barrel. The impact of this market correction was widespread with many market darlings that escaped weakness last fall impacted in January and February. Since the lows, the market has recovered nicely and was up slightly for the year with the Dow Jones Industrial Average within 300 points of an all-time high. GDP for the first quarter came out relatively weak but there is growing concern that statisticians do not seasonally adjust GDP data properly, particularly for the first quarter. Corporate earnings for the first quarter ended March 31, 2016 declined from levels reached in the first quarter of 2015. This was due mainly to lower oil prices, a stronger dollar and the continuing impact of very low interest rates on banks and financial service companies. As of May 31st, financial markets were expecting a Federal Reserve rate hike, perhaps in June but more likely in July or September.

After May 31st the markets began focusing on the British referendum to potentially exit the EU. In the week leading up to this vote, the markets became enthusiastic that Great Britain would vote to stay in the EU resulting in market gains. When it turned out this assessment was wrong, markets around the world experienced sharp declines. Subsequently, many markets have recovered. As of late June, the U.S. markets are mostly positive for the year while most European markets are down 10-20% for the year as are Japan and China. Once again the U.S. economy and investment markets may not be great, but they are doing better than most other markets around the world.

During the six months ended May 31, 2016, the Fund produced a total return of -0.14%, which was identical to the benchmark, the Russell MidCap® Growth Index (the “benchmark”), which also returned -0.14%. Since inception on March 8, 2010, the Fund has produced an annualized total return of 10.62% as compared to 12.87% for the benchmark. For the 12 months ended May 31, 2016, the Fund had a total return of -0.47% compared to the benchmark at -3.70%. Over the year ended May 31, 2016, the defensive nature of the high quality stocks that the Fund holds helped to minimize the decline in a volatile and weak market. As we’ve been telling you since the inception of the Fund, the portfolio is hand-selected to include what we believe represent higher quality, more consistent and established businesses as compared to the benchmark.

The Fund remains essentially fully invested, with nearly 98% of its assets invested in stocks as of May 31, 2016, which is consistent with our normal strategy. While the Fund’s mandate is small and mid-cap stocks, we remain heavily focused on the mid-cap portion of the market which we believe is more fairly valued at present. The Fund is reasonably well diversified across 32 individual holdings. During the past six months, the Fund’s sector weightings did not have a material impact on relative performance compared to the benchmark. The Fund is overweight healthcare and consumer staples and underweight consumer discretionary and financials, particularly banks.

Looking at individual holdings, the Fund experienced strong performance from diversified medical products provider C.R. Bard, Inc. FEI Company, a manufacturer of high-end scientific instruments, was also up strongly due to a takeover offer from a larger company, Thermo Fisher Scientific. Consumer staples stocks were defensive in January and February during the market weakness and continued to hold up for the rest of the period. We saw strong performance from consumer products company Church & Dwight Company, Inc., leading spice manufacturer McCormick & Company, Inc. and private label food company TreeHouse Foods, Inc.

Performance was held back during the period by retailer Williams-Sonoma, Inc. during a period that was difficult for most retailers. Medical waste management company Stericycle, Inc. was also weak due to cost pressures in Brazil and delays in the integration of a recently acquired company.

As we look to the future, the markets are most concerned with the possible repercussions of Great Britain’s vote to exit the EU. We think this will have relatively limited impact on most U.S. companies and the majority of the companies held by the Fund. The market now believes that the Federal Reserve may not raise rates this year or even in 2017. The theory goes that the British exit has devalued the pound to 30 year lows and may be a significant drag on the value of the Euro. Against this backdrop, the “Do Nothing 0% Forever” Federal Reserve now has another excuse not to raise rates because higher U.S. rates would only further strengthen the U.S. dollar. We continue to believe that at some point market forces will force the Federal Reserve’s hand and rates will gradually rise.

The U.S. is facing a very polarized presidential election. Many will vote for the least bad candidate. From a strictly business and financial perspective, we believe that either candidate would be viewed by the markets as an improvement over the current president. Once campaign promises and rhetoric pass, we think the markets could begin to anticipate a more reasonable regulatory environment under the next administration.

We look for corporate earnings to be down slightly in the second quarter of 2016 as compared to the second quarter of 2015. In the third and fourth quarter, we look for earnings to pick up and we look for 2017 earnings to show reasonable improvement. The factors that have held back corporate earnings growth over the past five quarters, such as the strong U.S. dollar and the decline in oil and other commodity prices have stabilized. This should help the market advance some between now and year end and could support more reasonable market returns in 2017, perhaps in the high single digits.

As of May 31, 2016, the net assets of the Fund were $26.3 million dollars. We appreciate your continued confidence in the Fund. We would be happy to answer any questions you may have about the Fund or other investment issues. We invite you to call any of us at 1-800-421-0131.

Warmest regards,

Rosellen C. Papp, CFA	Harry A. Papp, CFA
Portfolio Manager	President
June 28,2016	June 28,2016

Brian Riordan, CFA
Assistant Portfolio Manager
June 28,2016

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance current through the most recent month end is available by calling 1-877-370-7277.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-877-370-7277 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

PAPP SMALL & MID-CAP GROWTH FUND
PORTFOLIO INFORMATION
May 31, 2016 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
C.R. Bard, Inc.	5.6%
O'Reilly Automotive, Inc.	5.4%
Mettler-Toledo International, Inc.	5.2%
FactSet Research Systems, Inc.	4.5%
IDEX Corporation	4.5%
Ecolab, Inc.	4.5%
PAREXEL International Corporation	4.3%
Expeditors International of Washington, Inc.	4.2%
T. Rowe Price Group, Inc.	3.9%
AMETEK, Inc.	3.7%

PAPP SMALL & MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS May 31, 2016 (Unaudited)
COMMON STOCKS — 96.4%	Shares	Value
Consumer Discretionary — 11.6%
Specialty Retail — 11.6%
O'Reilly Automotive, Inc. *	5,400	$1,427,922
Tractor Supply Company	8,800	845,680
Williams-Sonoma, Inc.	14,600	774,384
		3,047,986
Consumer Staples — 11.5%
Food Products — 6.6%
McCormick & Company, Inc.	9,700	941,579
TreeHouse Foods, Inc. *	8,500	804,950
		1,746,529
Household Products -4.9%
Church & Dwight Company, Inc.	8,500	837,080
Clorox Company (The)	3,500	449,890
		1,286,970
Energy — 1.4%
Oil, Gas & Consumable Fuels — 1.4%
Pioneer Natural Resources Company	2,300	368,736

Financials — 6.8%
Capital Markets — 6.8%
Federated Investors, Inc. - Class B	24,000	775,680
T. Rowe Price Group, Inc.	13,200	1,017,192
		1,792,872
Health Care — 20.4%
Health Care Equipment & Supplies — 9.1%
C.R. Bard, Inc.	6,700	1,467,568
ResMed, Inc.	5,300	313,018
Varian Medical Systems, Inc. *	7,300	604,367
		2,384,953
Health Care Providers and Services — 1.8%
MEDNAX, Inc. *	7,000	479,150

Life Sciences Tools & Services — 9.5%
Mettler-Toledo International, Inc. *	3,650	1,369,918
PAREXEL International Corporation *	18,000	1,132,020
		2,501,938
Industrials — 18.6%
Air Freight & Logistics — 4.2%
Expeditors International of Washington, Inc.	23,000	1,116,650

PAPP SMALL & MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.4% (Continued)	Shares	Value
Industrials — 18.6% (Continued)
Commercial Services & Supplies — 3.3%
Stericycle, Inc. *	8,800	$862,312

Electrical Equipment — 3.7%
AMETEK, Inc.	20,100	961,182

Machinery — 7.4%
IDEX Corporation	14,200	1,183,428
Wabtec Corporation	9,900	766,062
		1,949,490
Information Technology — 21.6%
Electronic Equipment, Instruments & Components — 4.6%
FEI Company	7,100	762,895
Trimble Navigation Ltd. *	18,000	460,440
		1,223,335
Internet Software & Services — 2.3%
CoStar Group, Inc. *	2,900	599,111

Semiconductors & Semiconductor Equipment — 5.5%
Linear Technology Corporation	8,300	392,756
NXP Semiconductors N.V. *	7,400	699,226
Silicon Laboratories, Inc. *	7,100	353,225
		1,445,207
Software — 9.2%
ANSYS, Inc. *	6,900	614,790
FactSet Research Systems, Inc.	7,500	1,193,025
Pegasystems, Inc.	23,400	617,058
		2,424,873
Materials — 4.5%
Chemicals — 4.5%
Ecolab, Inc.	10,000	1,172,400

Total Common Stocks (Cost $16,007,581)		$25,363,694

EXCHANGE-TRADED FUNDS — 1.4%	Shares	Value
SPDR® S&P® Biotech ETF (Cost $307,106)	6,300	$365,463

PAPP SMALL & MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 2.0%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.24% (a) (Cost $511,976)	511,976	$511,976

Total Investments at Value — 99.8% (Cost $16,826,663)		$26,241,133

Other Assets in Excess of Liabilities — 0.2%		62,447

Net Assets — 100.0%		$26,303,580

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of May 31, 2016.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES May 31, 2016 (Unaudited)
ASSETS
Investments in securities:
At acquisition cost	$16,826,663
At value (Note 2)	$26,241,133
Dividends receivable	19,788
Receivable for capital shares sold	31,600
Other assets	31,071
TOTAL ASSETS	26,323,592

LIABILITIES
Payable to Adviser (Note 4)	8,875
Payable to administrator (Note 4)	6,150
Other accrued expenses	4,987
TOTAL LIABILITIES	20,012

NET ASSETS	$26,303,580

NET ASSETS CONSIST OF:
Paid-in capital	$17,167,364
Accumulated net investment loss	(102,865)
Accumulated net realized losses from security transactions	(175,389)
Net unrealized appreciation on investments	9,414,470
NET ASSETS	$26,303,580

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,487,604

Net asset value, offering price and redemption price per share (Note 2)	$17.68

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2016 (Unaudited)
INVESTMENT INCOME
Dividend income	$126,615

EXPENSES
Investment advisory fees (Note 4)	127,074
Professional fees	19,606
Fund accounting fees (Note 4)	16,271
Registration and filing fees	13,483
Administration fees (Note 4)	12,815
Transfer agent fees (Note 4)	7,500
Insurance expense	5,611
Custody and bank service fees	5,289
Trustees' fees (Note 4)	3,400
Printing of shareholder reports	2,681
Postage and supplies	2,527
Other expenses	3,013
TOTAL EXPENSES	219,270
Less fee reductions by the Adviser (Note 4)	(60,428)
NET EXPENSES	158,842

NET INVESTMENT LOSS	(32,227)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(175,309)
Net change in unrealized appreciation (depreciation) on investments	187,932
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	12,623

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(19,604)

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015
FROM OPERATIONS
Net investment loss	$(32,227)	$(74,621)
Net realized gains (losses) from security transactions	(175,309)	618,823
Net change in unrealized appreciation (depreciation) on investments	187,932	591,139
Net increase (decrease) in net assets from operations	(19,604)	1,135,341

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains from security transactions	(618,784)	(772,213)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	684,664	1,497,305
Net asset value of shares issued in reinvestment of distributions to shareholders	613,731	765,609
Payments for shares redeemed	(1,004,251)	(1,319,948)
Net increase in net assets from capital share transactions	294,144	942,966

TOTAL INCREASE (DECREASE) IN NET ASSETS	(344,244)	1,306,094

NET ASSETS
Beginning of period	26,647,824	25,341,730
End of period	$26,303,580	$26,647,824

ACCUMULATED NET INVESTMENT LOSS	$(102,865)	$(70,638)

CAPITAL SHARE ACTIVITY
Shares sold	40,163	83,849
Shares reinvested	36,251	44,026
Shares redeemed	(57,892)	(73,320)
Net increase in shares outstanding	18,522	54,555
Shares outstanding at beginning of period	1,469,082	1,414,527
Shares outstanding at end of period	1,487,604	1,469,082

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended May 31, 2016 (Unaudited)		Year Ended Nov. 30, 2015	Year Ended Nov. 30, 2014	Year Ended Nov. 30, 2013	Year Ended Nov. 30, 2012	Year Ended Nov. 30, 2011
Net asset value at beginning of period	$18.14		$17.92	$16.48	$13.40	$12.25	$11.68

Income (loss) from investment operations:
Net investment loss	(0.02)		(0.05)	(0.07)	(0.06)	(0.05)	(0.04)
Net realized and unrealized gains (losses) on investments	(0.02)		0.82	1.58	3.14	1.20	0.61
Total from investment operations	(0.04)		0.77	1.51	3.08	1.15	0.57

Less distributions:
From net realized gains from security transactions	(0.42)		(0.55)	(0.07)	—	—	—

Net asset value at end of period	$17.68		$18.14	$17.92	$16.48	$13.40	$12.25

Total return (a)	(0.14	%)(b)	4.41%	9.17%	22.99%	9.39%	4.88%

Net assets at end of period (000's)	$26,304		$26,648	$25,342	$22,764	$17,557	$11,817

Ratios/supplementary data:
Ratio of total expenses to average net assets (c)	1.73	%(f)	1.70%	1.79%	1.86%	2.05%	2.43%

Ratio of net expenses to average net assets (c)(d)	1.25	%(f)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment loss to average net assets (c)(d)(e)	(0.25	%)(f)	(0.29%)	(0.42%)	(0.39%)	(0.37%)	(0.36%)

Portfolio turnover rate	9	%(b)	18%	14%	10%	13%	5%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Had the Adviser not reduced its fees and reimbursed expenses, total returns would have been lower.

(b)	Not annualized

(c)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

(d)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

(e)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(f)	Annualized.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2016 (Unaudited)

1. Organization

Papp Small & Mid-Cap Growth Fund (the “Fund”) is a diversified series of Papp Investment Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated November 12, 2009. The Fund commenced operations on March 8, 2010.

The investment objective of the Fund is long-term capital growth.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale price on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last reported sale price, if available, otherwise at the most recently quote bid price. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Factors for determining when portfolio investments are subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$25,363,694	$—	$—	$25,363,694
Exhange-Traded Funds	365,463	—	—	365,463
Money Market Funds	511,976	—	—	511,976
Total	$26,241,133	$—	$—	$26,241,133

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of May 31, 2016, the Fund did not have any transfers into or out of any Level. In addition, the Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2016. It is the Fund’s policy to recognize transfers into or out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Security transactions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended May 31, 2016 and November 30, 2015 was long-term capital gains.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2016:

Tax cost of portfolio investments	$16,826,663
Gross unrealized appreciation	$9,626,360
Gross unrealized depreciation	(211,890)
Net unrealized appreciation	9,414,470
Other losses	(278,254)
Accumulated earnings	$9,136,216

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns for the current and all open tax years (November 30, 2012 through November 30, 2015) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months ended May 31, 2016, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $2,195,910 and $2,602,118, respectively.

4. Transactions with Related Parties

Certain Trustees and officers of the Trust are directors and officers of L. Roy Papp & Associates, LLP (the “Adviser”) or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. For its services, the Fund pays the Adviser an advisory fee, computed daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees and to reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses, if any) do not exceed an amount equal to 1.25% of its average daily net assets. This Expense Limitation Agreement (“ELA”) remains in effect until at least April 1, 2017. Accordingly, the Adviser reduced its advisory fees by $60,428 during the six months ended May 31, 2016.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The ELA permits the Adviser to recover fee reductions and expense reimbursements made on behalf of the Fund, but only for a period of three years after such reduction or reimbursement and only if such recovery will not cause the Fund’s expense ratio to exceed the annual rate of 1.25%. As of May 31, 2016, the Adviser may in the future recover fee reductions and expense reimbursements totaling $365,477. The Adviser may recover a portion of this amount no later than the dates as stated below:

November 30, 2016	$59,749
November 30, 2017	127,948
November 30, 2018	117,352
May 31, 2019	60,428
$365,477

OTHER SERVICE PROVIDERS

Ultimus provides fund administration, fund accounting and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

PLAN OF DISTRIBUTION

The Trust has adopted a plan of distribution (the “Plan”) pursuant to which the Fund may incur certain expenses related to the distribution of its shares. The annual limitation of payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets. The Board of Trustees has not authorized the payment of any fees pursuant to the Plan until at least April 1, 2017.

TRUSTEE COMPENSATION

Each Trustee who is not an interested person of the Trust (“Independent Trustee”) receives from the Fund a fee of $500 for each Board meeting attended, except that the Chair of the Committee of Independent Trustees receives a fee of $700 for each Board meeting attended.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDERS OF FUND SHARES

As of May 31, 2016, the following shareholders owned of record 5% or more of the outstanding shares of the Fund:

NAME OF RECORD OWNER	% Ownership
Charles Schwab & Company, Inc. (for the benefit of its customers)	54%
Victoria S. Cavallero	12%
Harry A. Papp	8%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

PAPP SMALL & MID-CAP GROWTH FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2015) and held until the end of the period (May 31, 2016).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

PAPP SMALL & MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 998.60	$6.25
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.82	$6.31

*

Expenses are equal to the Fund’s annualized net expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PAPP SMALL & MID-CAP GROWTH FUND OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-877-370-7277. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

L. Roy Papp & Associates, LLP (the “Adviser”), 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016, serves as the investment adviser to the Papp Small & Mid-Cap Growth Fund (the “Fund”). The Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. In addition to serving as the investment adviser to the Fund, the Adviser provides investment advisory services to individuals, trusts, retirement plans, endowments, and foundations.

The Adviser is subject to the oversight of the Fund and the Fund’s board of trustees (the “Board”). The Adviser serves as investment adviser to the Fund pursuant to a written investment management agreement between the Adviser and the Fund dated May 1, 2012 (the “Advisory Agreement”). The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders, except by reason of its own willful misfeasance, bad faith or gross negligence, or from its reckless disregard of its obligations and duties under the Advisory Agreement. The Advisory Agreement is terminable by the Fund at any time, without penalty, either by action of the Board or upon a vote of the holders of a majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser. The Advisory Agreement is also terminable by the Adviser with 60 days’ prior written notice to the Fund, and will terminate automatically in the event of its “assignment,” as defined in the Investment Company Act of 1940 (the “1940 Act”), including in the event of a change of control or sale of the Adviser. The Advisory Agreement’s initial two-year term ended May 1, 2014, after which it may be continued from year to year thereafter only as long as such continuance is approved annually by (a) the vote of a majority of the Board, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), or (b) the vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

The Board, including the Fund’s Independent Trustees voting separately, reviewed and approved the continuance of the Advisory Agreement for an additional term of one year at an in-person meeting held on April 19, 2016, at which all of the Trustees were present. In the course of their deliberations, the Independent Trustees were advised by their independent legal counsel of their obligations in determining to approve the Advisory Agreement. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel.

In considering whether to approve the Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative, and each Trustee weighed the various factors independently as he or she deemed appropriate. The Board considered the following matters, among other things, in connection with its approval of the Advisory Agreement.

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Nature, Extent and Quality of Services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by the Adviser. The Board specifically reviewed the qualifications, backgrounds and responsibilities of the key personnel that oversee the investment management and day-to-day operations of the Fund, including the support resources available for investment research. The Board noted that Rosellen C. Papp and Brian M. Riordan are responsible for the day-to-day management of the Fund. The Board noted that the Adviser has previously served as the investment adviser and investment sub-adviser to other open-end registered investment companies with substantially similar investment objectives and strategies.

The Board considered that the Adviser has a staff of skilled investment professionals that provide research, trading and compliance support services to the Fund and determined that the Adviser possesses adequate resources to manage the Fund. The Board also considered the Adviser’s compliance program and noted the resources it has dedicated towards compliance, including providing a seasoned compliance officer to oversee its compliance program. The Board also considered the overall investment management capabilities of the Adviser and its ongoing financial commitment to the Fund. The Board considered the Adviser’s responsibilities with regards to brokerage selection and best execution and noted that the Adviser has never entered into any “soft dollar” arrangements on behalf of the Fund.

Investment Performance of the Fund

The Fund’s returns were compared to the returns of its benchmark, the Russell Midcap Growth Index, comparable private accounts managed by the Adviser, and other domestic equity funds of similar size with similar investment styles. In reviewing the comparative performance, the Board considered that the Fund’s average annual total return was higher than the average and median returns for the one year and five year periods ended March 31, 2016 of its peer group, “Mid Cap Growth Funds Under $50 Million,” as derived from Morningstar, Inc. The Board also considered that the Fund’s average annual total return was higher than the return of its benchmark index, the Russell Midcap Growth Index, for the one year period ended March 31, 2016 and lower than the return of its benchmark for the five year period ended March 31, 2016. The Board noted the consistency of the Adviser’s management of the Fund in accordance with the Fund’s investment objective and policies. The Board further noted that the Adviser has been managing the Fund, predecessor funds and private accounts using this same investment philosophy, for more than 16 years and that the Adviser’s investment process and long-term performance record over a full market cycle were important factors in the Board’s evaluation of the quality of services to be provided by the Adviser under the Advisory Agreement.

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Expenses

The Board considered statistical information regarding the Fund’s expense ratio and its various components, including the contractual advisory fee and fee reductions and/or expense reimbursements. It also considered a comparison of these fees and expenses to the expense information for other domestic equity funds of similar size with similar investment styles. The Fund’s overall expense ratio, after contractual fee reductions, was compared to funds within its relevant peer group, as defined above. The Board noted that the overall expense ratio of the Fund, after fee reductions, was lower than the average and median expense ratios for the peer group presented. The Board also observed that, under the expense cap arrangement agreed to by the Adviser, this expense ratio will be maintained until at least April 1, 2017.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services. Additionally, the Board received and considered information comparing the Fund’s advisory fee rate with those of the other funds in its relevant peer group, as defined above, and private accounts managed by the Adviser with a comparable investment strategy. The Board noted that the advisory fee rate for the Fund was higher than the median and average rates for the peer group presented. The Board determined that, although the advisory fee is higher, the Fund’s overall expense ratio, after contractual fee reductions, was lower than the average and median expense ratios for the peer group presented.

The Board reviewed the Adviser’s financial statements and discussed its financial condition. The Board noted that the Adviser is operating at a loss in providing services to the Fund because of the fee reductions and expense reimbursements it has incurred since the Fund’s inception. The Board discussed the level of Fund assets necessary for the Adviser to break even, the projected profits of the Adviser and the other ancillary benefits that the Adviser may receive with regard to providing advisory services to the Fund. The Board noted that, in light of the Fund’s asset level, these were not primary factors at this time. The Board further considered the Adviser’s commitment to grow assets in the Fund and the Adviser’s representation that is has adequate financial reserves to cover its anticipated losses from providing advisory services to the Fund for several years.

Economies of Scale

The Board noted that the investment advisory fee schedule for the Fund does not contain breakpoints, but further noted that the fee reduction and expense reimbursement arrangement creates a single expense ratio and that shareholders have benefited from the lower expense ratios that resulted from the fee reductions and

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

expense reimbursements. The Board noted that the Fund’s assets have grown, but not to an extent that permits it to realize any meaningful economies of scale. The Board observed that as the Fund grows further in assets, this factor will become more relevant to its consideration process.

Conclusion

After full consideration of the above factors as well as other factors, the Board, including all of the Independent Trustees, unanimously concluded that approval of the continuance of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Privacy Notice
FACTS	WHAT DOES PAPP INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪    Social Security number
▪    account balances and account transactions
▪    account transactions, transaction or loss history and purchase history
▪    checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Papp Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Papp Investment share?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes – to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-877-370-7277.

Who we are
Who is providing this notice?	Papp Investment Trust Ultimus Fund Distributors, LLC
What we do
How does Papp Investment Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Papp Investment Trust collect my personal information?
We collect your personal information, for example, when you
▪    open an account or deposit money
▪    buy securities from us or sell securities to us
▪    make deposits or withdrawals from your account provide account information
▪    give us your account information
▪    make a wire transfer
▪    tell us who receives the money
▪    tell us where to send the money
▪    show your government-issued ID
▪    show your driver’s license

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪    sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪    affiliates from using your information to market to you
▪    sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ L. Roy Papp & Associates, LLP could be deemed to be an affiliate.
Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies
▪    Papp Investment Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing
A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
▪    Papp Investment Trust doesn’t jointly market financial products or services to you.

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Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)  Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Papp Investment Trust

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	July 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	July 21, 2016

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer and Principal Financial Officer

Date	July 21, 2016

* Print the name and title of each signing officer under his or her signature.